Cognios Capital, LLC

Cognios Large Cap Value Fund

Investor Class Shares (Ticker Symbol: COGLX)

Institutional Class Shares (Ticker Symbol: COGVX)

Cognios Large Cap Growth Fund

Investor Class Shares (Ticker Symbol: COGGX)

Institutional Class Shares (Ticker Symbol: COGEX)

 series of

M3Sixty Funds Trust

Supplement dated February 1, 2018

to the Prospectus and Statement of Additional Information

each dated October 30, 2017

The Board of Trustees (the “Board”) of the M3Sixty Funds Trust (the “Trust”) has approved a modification to the Cognios Large Cap Value Fund’s (the “Value Fund”) principal investment strategy that will permit Cognios Capital, LLC (the “Adviser”), the adviser to the Value Fund, to employ borrowing for investment purposes when managing the Fund’s portfolio. Accordingly, a revised prospectus and statement of additional information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) in order to update the Value Fund’s principal investment strategy and risk disclosures. The revised prospectus and SAI are expected to be effective on or about April 1, 2018. In the interim, the Adviser will continue to manage the Value Fund’s portfolio in accordance with the current prospectus and SAI, both dated October 30, 2017.

This Supplement, and the existing Prospectus dated October 30, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 30, 2017 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 888.553.4233.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE